AGREEMENT AND PLAN OF MERGER


                                     by and
                                      among

                             GREENSHIFT CORPORATION
                             a Delaware corporation,



                                       and



                         GS CLEANTECH ACQUISITION, INC.,
                             a Delaware corporation,


                                       and



                          GS CARBON ACQUISITION, INC.,
                             a Delaware corporation,



                                       and



                            GS CLEANTECH CORPORATION,
                             a Delaware corporation,


                                       and



                             GS CARBON CORPORATION,
                             a Delaware corporation,

THIS AGREEMENT AND PLAN OF MERGER (the "Agreement"), dated as of APRIL 3, 2007, by and among GREENSHIFT CORPORATION, a Delaware corporation (the "Company"), GS CLEANTECH ACQUISITION, INC. ("CT Acquisition"), GS CARBON ACQUISITION, INC. ("CR Acquisition"), GS CLEANTECH CORPORATION, a Delaware Corporation ("GSCT"), and GS CARBON CORPORATION, a Delaware corporation ("GSCR").

                                    RECITALS

WHEREAS, CT Acquisition is a wholly-owned subsidiary of the Company which has been recently formed for the purpose of facilitation a merger with GSCT, and CT Acquisition has not engaged in any business activities and has no assets or liabilities; and

WHEREAS, the Company and GSCT desire to merge CT Acquisition with and into GSCT whereby GSCT shall be the surviving entity pursuant to the terms and conditions set forth herein and whereby the transaction is intended to qualify as a tax free reorganization pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended (the "IRC"), to the extent permitted by applicable law; and

WHEREAS, in furtherance of such combination, the Boards of Directors of the Company, CT Acquisition and GSCT have each approved the merger of CT Acquisition with and into GSCT (the "Merger"), upon the terms and subject to the conditions set forth herein, in accordance with the applicable provisions of the Delaware General Corporation Law (the "DGCL"); and

WHEREAS, CR Acquisition is a wholly-owned subsidiary of the Company which has been recently formed for the purpose of facilitation a merger with GSCR, and CR Acquisition has not engaged in any business activities and has no assets or liabilities; and

WHEREAS, the Company and GSCR desire to merge CR Acquisition with and into GSCR whereby GSCR shall be the surviving entity pursuant to the terms and conditions set forth herein and whereby the transaction is intended to qualify as a tax free reorganization pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended (the "IRC"), to the extent permitted by applicable law; and

WHEREAS, in furtherance of such combination, the Boards of Directors of the Company, CR Acquisition and GSCR have each approved the merger of CR Acquisition with and into GSCR (the "Merger"), upon the terms and subject to the conditions set forth herein, in accordance with the applicable provisions of the Delaware General Corporation Law (the "DGCL"); and

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties agree as follows:

                                    ARTICLE I
                               GS CLEANTECH MERGER

     1.1 The CT Merger. At the Effective Time (as hereinafter defined) and subject to and upon the terms and conditions of this Agreement and the DGCL, CT Acquisition shall be merged with and into GSCT. Following the CT Merger, GSCT shall continue as the surviving corporation (the "CT Surviving Corporation") and the separate corporate existence of CT Acquisition shall cease. As part of the CT Merger and as more fully described in Section 2.1, (i) the issued and outstanding shares of the GSCT Common Stock and GSCT Preferred Stock shall be exchanged for Company Common Stock and Company Preferred Stock at the relevant Common and Preferred Exchange Ratios (as defined below) and (ii) each share of CT Acquisition's issued and outstanding shares of common stock, par value $0.001 per share (the "CT Acquisition Capital Stock"), shall be converted into one validly issued, fully paid and non-assessable share of common stock, par value $0.001 per share, of the CT Surviving Corporation (the "CT Surviving Corporation Capital Stock").

     1.2 Effective Time. The CT Merger shall be consummated as promptly as practicable after satisfaction of all conditions to the CT Merger set forth herein, by filing with the Secretary of State of the State of Delaware of a certificate of merger or similar document (the "Certificate of CT Merger"), and all other appropriate documents, executed in accordance with the relevant provisions of the DGCL. The CT Merger shall become effective upon the filing of the Certificate of CT Merger with the Secretary of the State of the State of Delaware. The time of such filing shall be referred to herein as the "Effective Time."

     1.3 Effects of the CT Merger. At the Effective Time, all the rights, privileges, immunities, powers and franchises of CT Acquisition and GSCT and all property, real, personal and mixed, and every other interest of, or belonging to or due to each of CT Acquisition and GSCT shall vest in the CT Surviving Corporation, and all debts, liabilities, obligations and duties of CT Acquisition and GSCT shall become the debts, liabilities, obligations and duties of the CT Surviving Corporation without further act or deed, all in the manner and to the full extent provided by the DGCL. Whenever a conveyance, assignment, transfer, deed or other instrument or act is necessary to vest any property or right in the CT Surviving Corporation, the directors and officers of the respective constituent corporations shall execute, acknowledge and deliver such instruments and perform such acts, for which purpose the separate existence of the constituent corporations and the authority of their respective directors and officers shall continue, notwithstanding the CT Merger.

     1.4 Certificate of Incorporation. The Certificate of Incorporation of GSCT, as in effect immediately prior to the Effective Time, shall be the Certificate of Incorporation of the CT Surviving Corporation and thereafter may be amended or repealed in accordance with its terms and applicable law.

     1.5 By-Laws. At the Effective Time and without any further action on the part of the CT Surviving Corporation, the By-laws of GSCT shall be the By-laws of the CT Surviving Corporation and thereafter may be amended or repealed in accordance with their terms or the Certificate of Incorporation of the CT Surviving Corporation and as provided by law.

     1.6 Directors. The directors of GSCT at the Effective Time shall be the directors of the CT Surviving Corporation, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

     1.7 Officers. The officers of GSCT at the Effective Time shall be the officers of the CT Surviving Corporation, until the earlier of their resignation or removal or until their respective successors are duly appointed and qualified, as the case may be.

     1.8 Tax-Free Reorganization. The parties intend that the CT Merger shall be treated as a tax-free reorganization pursuant to Section 368(a) of the IRC, to the extent permitted by applicable law.

                                   ARTICLE II
                            CONVERSION OF GSCT SHARES

     2.1 Conversion and Cancellation of GSCT Capital Stock. As of the Effective Time, by virtue of the CT Merger and without any action on the part of the Company, CT Acquisition or GSCT or the holders of any shares of the capital stock of GSCT:

     (a) GSCT Common Stock. Subject to the provisions of Sections 2.2 and 2.3, each share of GSCT common stock (the "GSCT Common Stock Shares") issued and outstanding immediately prior to the Effective Time (other than shares canceled in accordance with Section 2.1(c)) shall be converted on a 3 to 1 basis, or into 0.001 (the "Common Stock Exchange Ratio") of a validly issued, fully paid and nonassessable share of Company Common Stock (the "Company Common Stock Shares"). As of the Effective Time, each GSCT Common Stock Share shall no longer be outstanding and shall automatically be canceled and cease to exist, and each holder of a certificate representing any GSCT Common Stock Share shall cease to have any rights with respect thereto other than the right to receive Company Common Stock Shares to be issued in exchange therefor upon the surrender of such certificate, properly endorsed to the Company.

     (b) GSCT Preferred Stock. Subject to the provisions of Sections 2.2 and 2.3, each share of GSCT preferred stock (the "GSCT Preferred Stock Shares") issued and outstanding immediately prior to the Effective Time (other than shares canceled in accordance with Section 2.1(c)) shall be converted on a 1 to 1 basis, or into 1 (the "Preferred Stock Exchange Ratio") validly issued, fully paid and nonassessable share of Company Preferred Stock (the "Company Preferred Stock Shares") having the same rights and privileges with respect to the CT Surviving Corporation as the GSCT Preferred Stock Shares have with respect to GSCT. As of the Effective Time, each GSCT Preferred Stock Share shall no longer be outstanding and shall automatically be canceled and cease to exist, and each holder of a certificate representing any GSCT Preferred Stock Share shall cease to have any rights with respect thereto other than the right to receive Company Preferred Stock Shares to be issued in consideration therefor upon the surrender of such certificate, properly endorsed to the Company.


     (c) Each share of GSCT Capital Stock held in the treasury of the GSCT shall be canceled without any conversion thereof and no payment, distribution or other consideration shall be made with respect thereto.

     2.2 Adjustment of the Exchange Ratio. In the event that, prior to the Effective Time, any stock split, combination, reclassification or stock dividend with respect to the Company Common Stock or GSCT Common Stock, any change or conversion of Company Common Stock or GSCT Common Stock or into other securities or any other dividend or distribution with respect to the Company Common Stock or GSCT Common Stock should occur or, if a record date with respect to any of the foregoing should occur, appropriate and proportionate adjustments shall be made to the Exchange Ratio, and thereafter all references to an Exchange Ratio shall be deemed to be to such Exchange Ratio as so adjusted.

     2.3 No Fractional Shares. No certificates or scrip representing fractional shares of Company Common Stock shall be issued upon the surrender for exchange of certificates and such fractional share shall not entitle the record or beneficial owner thereof to vote or to any other rights as a stockholder of the Company. Any fractional shares held by a shareholder of GSCT as a result of the CT Merger shall be rounded up to one full Company Common Stock Share.

     2.4 Further Assurances. If at any time after the Effective Time the CT Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments or assurances or any other acts or things are necessary, desirable or proper (a) to vest, perfect or confirm, of record or otherwise, in the CT Surviving Corporation, its right, title or interest in, to or under any of the rights, privileges, powers, franchises, properties or assets of GSCT or
(b) otherwise to carry out the purposes of this Agreement, the CT Surviving Corporation and its proper officers and directors or their designees shall be authorized (to the fullest extent allowed under applicable law) to execute and deliver, in the name and on behalf of GSCT, all such deeds, bills of sale, assignments and assurances and do, in the name and on behalf of GSCT, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its right, title or interest in, to or under any of the rights, privileges, powers, franchises, properties or assets of GSCT, as applicable, and otherwise to carry out the purposes of this Agreement.

                                   ARTICLE III
                                GS CARBON MERGER

     3.1 The CR Merger. At the Effective Time (as hereinafter defined) and subject to and upon the terms and conditions of this Agreement and the DGCL, CR Acquisition shall be merged with and into GSCR. Following the CR Merger, GSCR shall continue as the surviving corporation (the "CR Surviving Corporation") and the separate corporate existence of CR Acquisition shall cease. As part of the CR Merger and as more fully described in Section 4.1, (i) the issued and outstanding shares of the GSCR Common Stock and GSCR Preferred Stock shall be exchanged for Company Common Stock and Company Preferred Stock at the relevant Common and Preferred Exchange Ratios (as defined below) and (ii) each share of CR Acquisition's issued and outstanding shares of common stock, par value $0.001 per share (the "CR Acquisition Capital Stock"), shall be converted into one validly issued, fully paid and non-assessable share of common stock, par value $0.001 per share, of the CR Surviving Corporation (the "CR Surviving Corporation Capital Stock").

     3.2 Effective Time. The CR Merger shall be consummated as promptly as practicable after satisfaction of all conditions to the CR Merger set forth herein, by filing with the Secretary of State of the State of Delaware of a certificate of merger or similar document (the "Certificate of CR Merger"), and all other appropriate documents, executed in accordance with the relevant provisions of the DGCL. The CR Merger shall become effective upon the filing of the Certificate of CR Merger with the Secretary of the State of the State of Delaware. The time of such filing shall be referred to herein as the "Effective Time."

     3.3 Effects of the CR Merger. At the Effective Time, all the rights, privileges, immunities, powers and franchises of CR Acquisition and GSCR and all property, real, personal and mixed, and every other interest of, or belonging to or due to each of CR Acquisition and GSCR shall vest in the CR Surviving Corporation, and all debts, liabilities, obligations and duties of CR Acquisition and GSCR shall become the debts, liabilities, obligations and duties of the CR Surviving Corporation without further act or deed, all in the manner and to the full extent provided by the DGCL. Whenever a conveyance, assignment, transfer, deed or other instrument or act is necessary to vest any property or right in the CR Surviving Corporation, the directors and officers of the respective constituent corporations shall execute, acknowledge and deliver such instruments and perform such acts, for which purpose the separate existence of the constituent corporations and the authority of their respective directors and officers shall continue, notwithstanding the CR Merger.

     3.4 Certificate of Incorporation. The Certificate of Incorporation of GSCR, as in effect immediately prior to the Effective Time, shall be the Certificate of Incorporation of the CR Surviving Corporation and thereafter may be amended or repealed in accordance with its terms and applicable law.

     3.5 By-Laws. At the Effective Time and without any further action on the part of the CR Surviving Corporation, the By-laws of GSCR shall be the By-laws of the CR Surviving Corporation and thereafter may be amended or repealed in accordance with their terms or the Certificate of Incorporation of the CR Surviving Corporation and as provided by law.

     3.6 Directors. The directors of GSCR at the Effective Time shall be the directors of the CR Surviving Corporation, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

     3.7 Officers. The officers of GSCR at the Effective Time shall be the officers of the CR Surviving Corporation, until the earlier of their resignation or removal or until their respective successors are duly appointed and qualified, as the case may be.

     3.8 Tax-Free Reorganization. The parties intend that the CR Merger shall be treated as a tax-free reorganization pursuant to Section 368(a) of the IRC, to the extent permitted by applicable law.

                                   ARTICLE IV
                            CONVERSION OF GSCR SHARES

     4.1 Conversion and Cancellation of GSCR Capital Stock. As of the Effective Time, by virtue of the CR Merger and without any action on the part of the Company, CR Acquisition or GSCR or the holders of any shares of the capital stock of GSCR:

     (a) GSCR Common Stock. Subject to the provisions of Sections 4.2 and 4.3, each share of GSCR common stock (the "GSCR Common Stock Shares") issued and outstanding immediately prior to the Effective Time (other than shares canceled in accordance with Section 2.1(c)) shall be converted on a 3 to 1 basis, or into 0.001 (the "Common Stock Exchange Ratio") of a validly issued, fully paid and nonassessable share of Company Common Stock (the "Company Common Stock Shares"). As of the Effective Time, each GSCR Common Stock Share shall no longer be outstanding and shall automatically be canceled and cease to exist, and each holder of a certificate representing any GSCR Common Stock Share shall cease to have any rights with respect thereto other than the right to receive Company Common Stock Shares to be issued in exchange therefor upon the surrender of such certificate, properly endorsed to the Company.

     (b) GSCR Preferred Stock. Subject to the provisions of Sections 2.2 and 2.3, each share of GSCR preferred stock (the "GSCR Preferred Stock Shares") issued and outstanding immediately prior to the Effective Time (other than shares canceled in accordance with Section 2.1(c)) shall be converted on a 1 to 1 basis, or into 1 (the "Preferred Stock Exchange Ratio") validly issued, fully paid and nonassessable share of Company Preferred Stock (the "Company Preferred Stock Shares") having the same rights and privileges with respect to the CR Surviving Corporation as the GSCR Preferred Stock Shares have with respect to GSCR. As of the Effective Time, each GSCR Preferred Stock Share shall no longer be outstanding and shall automatically be canceled and cease to exist, and each holder of a certificate representing any GSCR Preferred Stock Share shall cease to have any rights with respect thereto other than the right to receive Company Preferred Stock Shares to be issued in consideration therefor upon the surrender of such certificate, properly endorsed to the Company.


     (c) Each share of GSCR Capital Stock held in the treasury of the GSCR shall be canceled without any conversion thereof and no payment, distribution or other consideration shall be made with respect thereto.

     4.2 Adjustment of the Exchange Ratio. In the event that, prior to the Effective Time, any stock split, combination, reclassification or stock dividend with respect to the Company Common Stock or GSCR Common Stock, any change or conversion of Company Common Stock or GSCR Common Stock or into other securities or any other dividend or distribution with respect to the Company Common Stock or GSCR Common Stock should occur or, if a record date with respect to any of the foregoing should occur, appropriate and proportionate adjustments shall be made to the Exchange Ratio, and thereafter all references to an Exchange Ratio shall be deemed to be to such Exchange Ratio as so adjusted.

     4.3 No Fractional Shares. No certificates or scrip representing fractional shares of Company Common Stock shall be issued upon the surrender for exchange of certificates and such fractional share shall not entitle the record or beneficial owner thereof to vote or to any other rights as a stockholder of the Company. Any fractional shares held by a shareholder of GSCR as a result of the CR Merger shall be rounded up to one full Company Common Stock Share.

     4.4 Further Assurances. If at any time after the Effective Time the CR Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments or assurances or any other acts or things are necessary, desirable or proper (a) to vest, perfect or confirm, of record or otherwise, in the CR Surviving Corporation, its right, title or interest in, to or under any of the rights, privileges, powers, franchises, properties or assets of GSCR or
(b) otherwise to carry out the purposes of this Agreement, the CR Surviving Corporation and its proper officers and directors or their designees shall be authorized (to the fullest extent allowed under applicable law) to execute and deliver, in the name and on behalf of GSCR, all such deeds, bills of sale, assignments and assurances and do, in the name and on behalf of GSCR, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its right, title or interest in, to or under any of the rights, privileges, powers, franchises, properties or assets of GSCR, as applicable, and otherwise to carry out the purposes of this Agreement.

                                    ARTICLE V
                                     CLOSING

Subject to satisfaction of the conditions to closing set forth in this Agreement and unless this Agreement is otherwise terminated in accordance with the provisions contained herein, the closing of the CT Merger and CR Merger (the CT Merger and the CR Merger shall be collectively referred to herein as the "Merger") and the Contemplated Transactions (the "Closing") shall take place at the offices of the Company, at One Penn Plaza, Suite 1612, New York, New York as promptly as practicable after satisfaction of the conditions set forth in this Agreement.

                                   ARTICLE VI
                         REPRESENTATIONS AND WARRANTIES

     6.1 Representations and Warranties of the Company. Except as disclosed in the Reports (as defined below) or in a document of even date herewith referring to the representations and warranties in this Agreement and delivered by Company prior to the execution and delivery of this Agreement (the "Company Disclosure Schedule"), the Company hereby make the following representations and warranties, all of which shall survive the Closing:

     (a) Organization and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to conduct its business as it is now being conducted, to own or use the properties and assets that it owns or uses, and to perform all its obligations under this Agreement. Company has no subsidiaries other than as set forth on the Company Disclosure Schedule (individually, a "Subsidiary" and collectively, the "Subsidiaries"). The Company is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which either the ownership or use of the properties owned or used by it, or the nature of the activities conducted by it, requires such qualification, except for such failures to be so qualified or in good standing that would not have a Material Adverse Effect.

     (b)  Authority; No Conflict.

          i. This Agreement and any agreement executed in connection herewith by Company constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability is limited by bankruptcy, insolvency and other laws affecting the rights of creditors and by general equitable principles. The Company has the absolute and unrestricted right, power, authority and capacity to execute and deliver this Agreement and any agreement executed by it in connection herewith and to perform its obligations hereunder and thereunder.

          ii. Neither the execution and delivery of this Agreement by the Company, nor the consummation or performance by it of any of its obligations contained in this Agreement or in connection with the Contemplated Transactions will, directly or indirectly (with or without notice or lapse of time):

               a. contravene, conflict with or result in a violation of (x) any provision of the Organizational Documents of the Company, or (y) any resolution adopted by the board of directors or the stockholders of the Company, as the case may be;

               b. contravene, conflict with or result in a material violation of, or give any governmental body or other Person the right to challenge any of the Contemplated Transactions or to exercise any remedy or obtain any relief under, any Legal Requirement or any Order to which the Company or any of the assets owned or used by the Company may be subject;

               c. contravene, conflict with or result in a violation or breach of any provision of, or give any Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate or modify, this Agreement, or any Applicable Contract;

               d. result in the imposition or creation of any material encumbrance upon or with respect to any of the material assets owned or used by the Company;

               e. cause the Company to become subject to, or to become liable for the payment of, any tax; or

               f. cause any of the assets owned by the Company to be reassessed or revalued by any taxing authority or other governmental body.

     (c) Capitalization. The capitalization of the Company as of June 30, 2006 is as set forth in the Form 10-QSB for the period ended June 30, 2006, and increased as set forth in the next sentence. The Company has not issued any capital stock since that date other than pursuant to (i) employee benefit plans disclosed in the Reports (as defined in Section 4.1(d)) or (ii) outstanding warrants, options or other securities disclosed in the Reports, except as set forth on Company Disclosure
          Schedule, or (iii) pursuant to a compensation agreement. All of the issued and outstanding shares of the Company Capital Stock have been duly authorized and validly issued and are fully paid and non-assessable. None of the outstanding Company Capital Stock was issued in violation of the Securities Act or any other legal requirement.

     (d) Financial Statements. The Company has delivered or made available copies of its Form 10-KSB Annual Report for the fiscal year ended December 31, 2005 and copies of its quarterly reports on Form 10-QSB for the quarters ended March 31, 2006, June 30, 2006, and September 30, 2006 each as filed with the SEC and including, in each case, any amendments thereto (collectively, the "Reports"). The financial statements contained are in all material respects in accordance with the books and records of the Company and have been prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated, all as more particularly set forth in the notes to such statements. The consolidated balance sheets contained in such Reports (the "Company Balance Sheets") present fairly in all material respects as of their dates the consolidated financial condition of the Company and its subsidiaries. Except as and to the extent reflected or reserved against in the Company Balance Sheets (including the notes thereto), the Company did not have, as of the date of any such Company Balance Sheet, any material liabilities or obligations (absolute or contingent) of a nature customarily reflected in a balance sheet or the notes thereto. The consolidated statements of operations, consolidated statements of stockholders' equity and changes in consolidated statements of cash flows present fairly in all material respects the results of operations and changes in financial position of the Company and its subsidiaries for the periods indicated.

     (e) SEC Filings. The Company has filed all reports required to be filed with the SEC under the rules and regulations of the SEC and all such reports have complied in all material respects, as of their respective filing dates and effective dates, as the case may be, with all the applicable requirements of the Securities Exchange Act of 1934, as amended. As of the respective filing and effective dates, none of such reports (including without limitation, the Reports) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (f) Absence of Material Adverse Change. Since the date of the latest Company Balance Sheets, there have been no events, changes or occurrences which have had or are reasonably likely to have, individually or in the aggregate, a Material Adverse Effect.

     (g) Issuance of Company Securities. The Company Common Stock Shares, when issued in accordance with this Agreement, shall be duly authorized, validly issued, fully-paid and nonassessable. Except as set forth in the Reports, there is no equity line of credit or convertible security or instrument outstanding of the Company.

     (h) Undisclosed Liabilities. Except as disclosed in any Schedule to this Agreement, the Company has no material obligations and liabilities (contingent or otherwise) except those liabilities (i) that are reflected in the Company Balance Sheets or in the notes thereto, or disclosed  in the  notes  therein  in  accordance  with  GAAP  or,  in accordance with GAAP, are not required to be so reflected or disclosed, or (ii) that were incurred after the date of the Company Balance Sheets in the Ordinary Course of Business, none of which results from, arises out of, relates to, is in the nature of, or was caused by any breach of contract, breach of warranty, tort, infringement, or violation of law or could reasonably be expected to have a Material Adverse Effect.

     (i)  Taxes.

          i. The Company has filed or caused to be filed on a timely basis all tax returns that are or were required to be filed by it pursuant to applicable Legal Requirements. The Company has paid, or made provision for the payment of, all taxes that have or may have become due pursuant to those tax returns or otherwise, or pursuant to any assessment received by the Company, except such taxes, if any, as are listed in the Company Disclosure Schedule and are being contested in good faith as to which adequate reserves have been provided in the Company Balance Sheets.

          ii. All tax returns filed by the Company are true, correct and complete in all material respects.

     (j) Employee Benefits. Except as disclosed in the Reports, the Company does not sponsor or otherwise maintain a "pension plan" within the meaning of Section 3(2) of ERISA or any other retirement plan other than the Company Profit Sharing and 401(k) Plan and Trust that is intended to qualify under Section 401 of the Code, nor do any unfunded liabilities exist with respect to any employee benefit plan, past or present. No employee benefit plan, any trust created thereunder or any trustee or administrator thereof has engaged in a "prohibited transaction," as defined in Section 4975 of the Code, which may have a Material Adverse Effect.

     (k) Governmental Authorizations. The Company has all permits that are legally required to enable them to conduct their business in all material respects as now conducted.

     (l)  Legal Proceedings; Orders.

          i.   Except as set forth in the Reports,  there is no material pending
               Proceeding:

               a. that has been commenced by or against the Company or any of the assets owned or used by the Company; or

               b. that challenges, or that may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any Contemplated Transaction.

          ii.  Except as set forth in the Reports:

               a. there is no material Order to which the Company or any of the assets owned or used by the Company is subject; and

               b. no officer, director, agent, or employee of the Company is subject to any material Order that prohibits such offer, director, agent or employee from engaging in or continuing any conduct, activity or practice relating to the business of the Company.

     (m) Absence of Certain Changes and Events. Except as set forth in the Reports, since the date of the most recent Company Balance Sheets, except as heretofore set forth, the Company, since the date of its inception, has conducted its business only in the Ordinary Course of Business, and other than as contemplated by this Agreement or the Contemplated Transactions there has not been any:

          i. damage to or destruction or loss of any material asset or property of the Company, whether or not covered by insurance, causing a Material Adverse Effect;

          ii. receipt of notice that any of its substantial customers have terminated or intends to terminate their relationship, which termination would have a Material Adverse Effect;

          iii. sale (other than sales of inventory in the Ordinary Course of Business), lease, or other disposition of any asset or property of the Company or mortgage, pledge, or imposition of any lien or other encumbrance on any material asset or property of the Company;

          iv. cancellation or waiver of any claims or rights with a value to the Company in excess of $10,000;

          v.   material change in the accounting methods used by the Company; or

          vi. agreement, whether oral or written, by the Company to do any of the foregoing.

     (n) No Default or Violation. The Company (i) is in material compliance with all applicable material terms and requirements of each material contract under which they have or had any obligation or liability or by which it or any of the assets owned or used by it is or was bound and (ii) is not in material violation of any Legal Requirement.

     (o) Certain Payments. Since the most recent date of the Company Balance Sheets, neither the Company, nor any director, officer, agent or employee of the Company has directly or indirectly (a) made any contribution, gift, bribe, rebate, payoff, influence payment, kickback or other payment to any Person, private or public, regardless of form, whether in money, property or services (i) to obtain favorable treatment in securing business, (ii) to pay for favorable treatment for business secured, (iii) to obtain special concessions or for special concessions already obtained, for or in respect of the Company or (iv) in violation of any Legal Requirement, or (b) established or maintained any fund or asset that has not been recorded in the books and records of the Company.

     (p) Brokers or Finders. The Company has not incurred any obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this Agreement.

     6.2 Representations and Warranties of GSCT. GSCT hereby makes the following representations and warranties to the Company, all of which shall survive the
Closing:

     (a) Organization, Good Standing and Purpose. GSCT is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with full power and authority to conduct its businesses as it is now being conducted, to own or use the properties and assets that it owns or uses, and to perform all of its obligations under this Agreement. GSCT is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which either the ownership or use of the properties owned or used by it, or the nature of the activities conducted by it, requires such qualification, except for such failures to be so qualified or in good standing would not have a Material Adverse Effect.

     (b)  Authority; No Conflict.

          i. This Agreement and any agreement executed in connection herewith have been duly authorized by all required action of GSCT and constitute the legal, valid and binding obligations of GSCT, enforceable against GSCT in accordance with their respective terms. GSCT has the absolute and unrestricted right, power and authority to execute and deliver this Agreement and any agreements executed in connection herewith and to perform its obligations hereunder and thereunder.

          ii Neither the execution and delivery of this Agreement by GSCT, nor the consummation or performance by it of any of its obligations contained in this Agreement or in connection with the Contemplated Transactions by the Company will, directly or indirectly (with or without notice or lapse of time):

               a. contravene, conflict with or result in a violation of (x) any provision of the Organizational Documents of GSCT or (y) any resolution adopted by the board of directors or the stockholders of GSCT;

               b. contravene, conflict with or result in a violation of, or give any governmental body or other Person the right to challenge any of the Contemplated Transactions or to exercise any remedy or obtain any relief under, any Legal Requirement or any Order to which GSCT or any of the assets owned or used by GSCT may be subject;

               c. contravene, conflict with or result in a violation or breach of any provision of, or give any Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate or modify, this Agreement, the Purchase Agreement or any Applicable Contract;

               d. result in the imposition or creation of any material encumbrance upon or with respect to any of the material assets owned or used by GSCT;

               e. cause GSCT to become subject to, or to become liable for the payment of, any tax; or

               f. cause any of the assets owned by GSCT to be reassessed or revalued by any taxing authority or other governmental body.

          iii. GSCT is not required to obtain any consent from any Person in connection with the execution and delivery of this Agreement or the consummation or performance of any of the Contemplated Transactions, other than the requisite approval of its shareholders.

     (c) Capitalization. The entire authorized GSCT Capital Stock consists of 500,000,000 shares GSCT Common Stock, of which about 325,000,000 shares are issued and outstanding, and 10,000,000 shares of GSCT Preferred Stock, of which about 2,692,000 shares are issued and outstanding. With the exception of the GSCT Common Stock Shares and GSCT Preferred Stock Shares, there are no other outstanding equity or debt securities of the Company. No legend or other reference to any purported encumbrance appears upon any certificate representing the GSCT Capital Stock Shares, other than applicable Securities Act legends. The GSCT Capital Stock Shares have been duly authorized and validly issued and are fully paid and non-assessable. Except as provided for in Schedule 6.2(c), there are no outstanding options, voting agreements or arrangements, warrants, script, rights to subscribe to, registration rights, calls or commitments of any character whatsoever relating to, or, securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of GSCT Capital Stock or other securities, or contracts, commitments, understandings, or arrangements by which GSCT is or may become bound to issue additional shares of GSCT Capital Stock or other securities, or securities or rights convertible or exchangeable into shares of GSCT Capital Stock or other securities. Except as set forth in this Section 6.2(c), GSCT has no outstanding equity, debt, debt or equity equivalent security, or debt or equity lines of credit. None of the outstanding GSCT Capital Stock Shares were issued in violation of the Securities Act or any other legal requirement. GSCT does not own, and has no contract to acquire, any equity securities or other securities of any Person or any direct or indirect equity or ownership interest in any other business.

     (d) Financial Statements. GSCT has delivered or made available to the Company copies of its Form 10-KSB Annual Report for the fiscal year ended December 31, 2005 and copies of its quarterly reports on Form 10-QSB for the quarters ended March 31, 2006, June 30, 2006, and September 30, 2006, each as filed with the SEC and including, in each case, any amendments thereto (collectively, the "GSCT Reports"). The financial statements contained are in all material respects in accordance with the books and records of the Company and have been prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated, all as more particularly set forth in the notes to such statements. The consolidated balance sheets contained in such GSCT Reports (the "GSCT Balance Sheets") present fairly in all material respects as of their dates the consolidated financial condition of GSCT and its subsidiaries. Except as and to the extent reflected or reserved against in the GSCT Balance Sheets (including the notes thereto), GSCT did not have, as of the date of any such GSCT Balance Sheet, any material liabilities or obligations (absolute or contingent) of a nature customarily reflected in a balance sheet or the notes thereto. The consolidated statements of operations, consolidated statements of stockholders' equity and changes in consolidated statements of cash flows present fairly in all material respects the results of operations and changes in financial position of GSCT and its subsidiaries for the periods indicated.

     (e) Absence of Material Adverse Change. Since the date of the most recent GSCT Balance Sheet provided under Section 6.2(d) hereof, there have been no events, changes or occurrences which have had or are reasonably likely to have, individually or in the aggregate, a material adverse effect on GSCT.

     (f) Books and Records. The books of account, minute books, stock record books, and other records of GSCT, all of which have been made available to the Company and original copies of which will be delivered to the Company at the Closing, are complete and correct and have been maintained in accordance with sound business practices, including the maintenance of an adequate system of internal controls. The minute books of GSCT contain accurate and complete records of all meetings held of, and corporate action taken by, the stockholders, the Board of Directors, and any committees of the Board of Directors of GSCT.

     (g) Title to Properties; Encumbrances. GSCT has good and marketable title to all the properties, interest in such properties and assets, real and personal, reflected in the GSCT Balance Sheet or acquired after the date of such balance sheet, free and clear of all mortgages, liens, pledges, charges or encumbrances except (i) mortgages and other encumbrances referred to in the notes to the GSCT Balance Sheet.

     (h)  Legal Proceedings; Orders.

          i. Except as set forth in Schedule 6.2(h) hereto, there is no pending Proceeding:

               a. that has been commenced or threatened by or against GSCT or any of its officers, directors, agents or employees as such or that otherwise relates to or may affect the business of, or any of the assets owned or used by, GSCT; or

               b. that challenges, or that may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any Contemplated Transaction.

          ii.  Except as set forth in Schedule 6.2(h) hereto:

               a. there is no Order to which GSCT, or any of the assets owned or used by GSCT, is subject; and

               b. no officer, director, agent, or employee of GSCT is subject to any Order that prohibits such offer, director, agent or employee from engaging in or continuing any conduct, activity or practice relating to the business of GSCT.

     (i) Brokers or Finders. GSCT has incurred no liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this Agreement.

     (j)  Taxes.

          i. GSCT has filed or caused to be filed on a timely basis all tax returns that are or were required to be filed by it pursuant to applicable Legal Requirements. GSCT has paid, or made provision for the payment of, all taxes that have or may have become due pursuant to those tax returns or otherwise, or pursuant to any assessment received by GSCT, except such taxes, if any, as are listed in Schedule 4.2(j) hereto and are being contested in good faith as to which adequate reserves have been provided in the GSCT Balance Sheets.

          ii. All tax returns filed by GSCT are true, correct and complete in all material respects and no taxes are currently owed or tax returns due by or on behalf of GSCT.

     (k) Absence of Certain Changes and Events. Except as set forth in Schedule 4.2(k) hereto, since the date of the GSCT Balance Sheet, GSCT has conducted its business only in the Ordinary Course of Business, there has not been any material adverse effect on GSCT's business or operations, and there has not been any:

          i. damage to or destruction or loss of any material asset or property of the Company, whether or not covered by insurance, causing a Material Adverse Effect;

          ii. receipt of notice that any of their substantial customers have terminated or intends to terminate their relationship, which termination would have a Material Adverse Effect;

          iii. sale (other than sales of inventory in the Ordinary Course of Business), lease, or other disposition of any asset or property of the Company or mortgage, pledge, or imposition of any lien or other encumbrance on any material asset or property of the Company;

          iv. cancellation or waiver of any claims or rights with a value to the Company in excess of $10,000;

          v.   material change in the accounting methods used by the Company; or

          vi. agreement, whether oral or written, by the Company to do any of the foregoing.

     (l)  Compliance with Law. Except as set forth in Schedule 6.2(l) hereto:

          i. GSCT has complied in all material respects with, and is not in violation of, in any material respect, any Law to which it or its business is subject; and

          ii. GSCT has obtained all licenses, permits, certificates or other governmental authorizations (collectively "Authorizations") necessary for the ownership or use of its assets and properties or the conduct of its business; and

          (iii) GSCT has not received written notice of violation of, or knows of any material violation of, any Laws to which it or its business is subject or any Authorization necessary for the ownership or use of its assets and properties or the conduct of its business.

     (m) Environmental Laws. GSCT has not received any notice or claim (and is not aware of any facts that would form a reasonable basis for any claim), or entered into any negotiations or agreements with any other Person, and, to the best knowledge of GSCT, GSCT is not the subject of any investigation by any governmental or regulatory authority, domestic or foreign, relating to any material or potentially material liability or remedial action under any Environmental Laws. There are no pending or, to the knowledge of GSCT, threatened, actions, suits or proceedings against GSCT or any of its properties, assets or operations asserting any such material liability or seeking any material remedial action in connection with any Environmental Laws.

     (n) Intellectual Property. (i) GSCT owns, or is validly licensed or otherwise has the right to use, all patents, and patent rights ("Patents") and all trademarks, trade secrets, trademark rights, trade names, trade name rights, service marks, service mark rights, copyrights and other proprietary intellectual property rights and computer programs (the "Intellectual Property Rights"), in each case, which are material to the conduct of the business of GSCT.

          (ii) To the best knowledge of GSCT, GSCT has not interfered with, infringed upon (without license to infringe), misappropriated or otherwise come into conflict with any Patent of any other Person. GSCT has not interfered with, infringed upon, misappropriated or otherwise come into conflict with any Intellectual Property Rights of any other Person. GSCT has not received any written charge, complaint, claim, demand or notice alleging any such interference, infringement, is appropriation or violation (including any claim that GSCT must license or refrain from using any Patents or Intellectual Property Rights of any other Person) which has not been settled or otherwise fully resolved. To the best knowledge of GSCT, no other Person has interfered with, infringed upon (without license to infringe), misappropriated or otherwise come into conflict with any Patents or Intellectual Property Rights of GSCT.

     (o) Employee Benefit Plans. There are no "employee pension benefit plans" (as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) or "employee welfare benefit plans" (as defined in Section 3(1) of ERISA) maintained, or contributed to, by GSCT for the benefit of any current or any former employees, officers or directors of GSCT.

     6.3 Representations and Warranties of GSCR. GSCT hereby makes the following representations and warranties to the Company, all of which shall survive the
Closing:

     (a) Organization, Good Standing and Purpose. GSCR is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with full power and authority to conduct its businesses as it is now being conducted, to own or use the properties and assets that it owns or uses, and to perform all of its obligations under this Agreement. GSCR is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which either the ownership or use of the properties owned or used by it, or the nature of the activities conducted by it, requires such qualification, except for such failures to be so qualified or in good standing would not have a Material Adverse Effect.

     (b)  Authority; No Conflict.

          i. This Agreement and any agreement executed in connection herewith have been duly authorized by all required action of GSCR and constitute the legal, valid and binding obligations of GSCR, enforceable against GSCR in accordance with their respective terms. GSCR has the absolute and unrestricted right, power and authority to execute and deliver this Agreement and any agreements executed in connection herewith and to perform its obligations hereunder and thereunder.

          ii Neither the execution and delivery of this Agreement by GSCR, nor the consummation or performance by it of any of its obligations contained in this Agreement or in connection with the Contemplated Transactions by the Company will, directly or indirectly (with or without notice or lapse of time):

               a. contravene, conflict with or result in a violation of (x) any provision of the Organizational Documents of GSCR or (y) any resolution adopted by the board of directors or the stockholders of GSCR;

               b. contravene, conflict with or result in a violation of, or give any governmental body or other Person the right to challenge any of the Contemplated Transactions or to exercise any remedy or obtain any relief under, any Legal Requirement or any Order to which GSCR or any of the assets owned or used by GSCR may be subject;

               c. contravene, conflict with or result in a violation or breach of any provision of, or give any Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate or modify, this Agreement, the Purchase Agreement or any Applicable Contract;

               d. result in the imposition or creation of any material encumbrance upon or with respect to any of the material assets owned or used by GSCR;

               e. cause GSCR to become subject to, or to become liable for the payment of, any tax; or

               f. cause any of the assets owned by GSCR to be reassessed or revalued by any taxing authority or other governmental body.

          iii. GSCR is not required to obtain any consent from any Person in connection with the execution and delivery of this Agreement or the consummation or performance of any of the Contemplated Transactions, other than the requisite approval of its shareholders.

     (c) Capitalization. The entire authorized GSCR Capital Stock consists of 2,500,000,000 shares GSCR Common Stock, of which about 403,000,000 shares are issued and outstanding, and 10,000,000 shares of GSCR Preferred Stock, of which about 100,000 shares are issued and outstanding. With the exception of the GSCR Common Stock Shares and GSCR Preferred Stock Shares, there are no other outstanding equity or debt securities of the Company. No legend or other reference to any purported encumbrance appears upon any certificate representing the GSCR Capital Stock Shares, other than applicable Securities Act legends. The GSCR Capital Stock Shares have been duly authorized and validly issued and are fully paid and non-assessable. Except as provided for in Schedule 6.3(c), there are no outstanding options, voting agreements or arrangements, warrants, script, rights to subscribe to, registration rights, calls or commitments of any character whatsoever relating to, or, securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of GSCR Capital Stock or other securities, or contracts, commitments, understandings, or arrangements by which GSCR is or may become bound to issue additional shares of GSCR Capital Stock or other securities, or securities or rights convertible or exchangeable into shares of GSCR Capital Stock or other securities. Except as set forth in this Section 6.3(c), GSCR has no outstanding equity, debt, debt or equity equivalent security, or debt or equity lines of credit. None of the outstanding GSCR Capital Stock Shares were issued in violation of the Securities Act or any other legal requirement. GSCR does not own, and has no contract to acquire, any equity securities or other securities of any Person or any direct or indirect equity or ownership interest in any other business.

     (d) Financial Statements. GSCR has delivered or made available to the Company copies of its Form 10-KSB Annual Report for the fiscal year ended December 31, 2005 and copies of its quarterly reports on Form 10-QSB for the quarters ended March 31, 2006, June 30, 2006, and September 30, 2006, each as filed with the SEC and including, in each case, any amendments thereto (collectively, the "GSCR Reports"). The financial statements contained are in all material respects in accordance with the books and records of the Company and have been prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated, all as more particularly set forth in the notes to such statements. The consolidated balance sheets contained in such GSCR Reports (the "GSCR Balance Sheets") present fairly in all material respects as of their dates the consolidated financial condition of GSCR and its subsidiaries. Except as and to the extent reflected or reserved against in the GSCR Balance Sheets (including the notes thereto), GSCR did not have, as of the date of any such GSCR Balance Sheet, any material liabilities or obligations (absolute or contingent) of a nature customarily reflected in a balance sheet or the notes thereto. The consolidated statements of operations, consolidated statements of stockholders' equity and changes in consolidated statements of cash flows present fairly in all material respects the results of operations and changes in financial position of GSCR and its subsidiaries for the periods indicated.

     (e) Absence of Material Adverse Change. Since the date of the most recent GSCR Balance Sheet provided under Section 6.2(d) hereof, there have been no events, changes or occurrences which have had or are reasonably likely to have, individually or in the aggregate, a material adverse effect on GSCR.

     (f) Books and Records. The books of account, minute books, stock record books, and other records of GSCR, all of which have been made available to the Company and original copies of which will be delivered to the Company at the Closing, are complete and correct and have been maintained in accordance with sound business practices, including the maintenance of an adequate system of internal controls. The minute books of GSCR contain accurate and complete records of all meetings held of, and corporate action taken by, the stockholders, the Board of Directors, and any committees of the Board of Directors of GSCR.

     (g) Title to Properties; Encumbrances. GSCR has good and marketable title to all the properties, interest in such properties and assets, real and personal, reflected in the GSCR Balance Sheet or acquired after the date of such balance sheet, free and clear of all mortgages, liens, pledges, charges or encumbrances except (i) mortgages and other encumbrances referred to in the notes to the GSCR Balance Sheet.

     (h)  Legal Proceedings; Orders.

          i. Except as set forth in Schedule 6.3(h) hereto, there is no pending Proceeding:

               a. that has been commenced or threatened by or against GSCR or any of its officers, directors, agents or employees as such or that otherwise relates to or may affect the business of, or any of the assets owned or used by, GSCR; or

               b. that challenges, or that may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any Contemplated Transaction.

          ii.  Except as set forth in Schedule 6.3(h) hereto:

               a. there is no Order to which GSCR, or any of the assets owned or used by GSCR, is subject; and

               b. no officer, director, agent, or employee of GSCR is subject to any Order that prohibits such offer, director, agent or employee from engaging in or continuing any conduct, activity or practice relating to the business of GSCR.

     (i) Brokers or Finders. GSCR has incurred no liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this Agreement.

     (j)  Taxes.

          i. GSCR has filed or caused to be filed on a timely basis all tax returns that are or were required to be filed by it pursuant to applicable Legal Requirements. GSCR has paid, or made provision for the payment of, all taxes that have or may have become due pursuant to those tax returns or otherwise, or pursuant to any assessment received by GSCR, except such taxes, if any, as are listed in Schedule 6.3(j) hereto and are being contested in good faith as to which adequate reserves have been provided in the GSCR Balance Sheets.

          ii. All tax returns filed by GSCR are true, correct and complete in all material respects and no taxes are currently owed or tax returns due by or on behalf of GSCR.

     (k) Absence of Certain Changes and Events. Except as set forth in Schedule 6.3(k) hereto, since the date of the GSCR Balance Sheet, GSCR has conducted its business only in the Ordinary Course of Business, there has not been any material adverse effect on GSCR's business or operations, and there has not been any:

          i. damage to or destruction or loss of any material asset or property of the Company, whether or not covered by insurance, causing a Material Adverse Effect;

          ii. receipt of notice that any of their substantial customers have terminated or intends to terminate their relationship, which termination would have a Material Adverse Effect;

          iii. sale (other than sales of inventory in the Ordinary Course of Business), lease, or other disposition of any asset or property of the Company or mortgage, pledge, or imposition of any lien or other encumbrance on any material asset or property of the Company;

          iv. cancellation or waiver of any claims or rights with a value to the Company in excess of $10,000;

          v.   material change in the accounting methods used by the Company; or

          vi. agreement, whether oral or written, by the Company to do any of the foregoing.

     (l)  Compliance with Law. Except as set forth in Schedule 6.3(l) hereto:

          i. GSCR has complied in all material respects with, and is not in violation of, in any material respect, any Law to which it or its business is subject; and

          ii. GSCR has obtained all licenses, permits, certificates or other governmental authorizations (collectively "Authorizations") necessary for the ownership or use of its assets and properties or the conduct of its business; and

          (iii) GSCR has not received written notice of violation of, or knows of any material violation of, any Laws to which it or its business is subject or any Authorization necessary for the ownership or use of its assets and properties or the conduct of its business.

     (m) Environmental Laws. GSCR has not received any notice or claim (and is not aware of any facts that would form a reasonable basis for any claim), or entered into any negotiations or agreements with any other Person, and, to the best knowledge of GSCR, GSCR is not the subject of any investigation by any governmental or regulatory authority, domestic or foreign, relating to any material or potentially material liability or remedial action under any Environmental Laws. There are no pending or, to the knowledge of GSCR, threatened, actions, suits or proceedings against GSCR or any of its properties, assets or operations asserting any such material liability or seeking any material remedial action in connection with any Environmental Laws.

     (n)  Intellectual  Property.

          (i) GSCR owns, or is validly licensed or otherwise has the right to use, all patents, and patent rights ("Patents") and all trademarks, trade secrets, trademark rights, trade names, trade name rights, service marks, service mark rights, copyrights and other proprietary intellectual property rights and computer programs (the "Intellectual Property Rights"), in each case, which are material to the conduct of the business of GSCR.

          (ii) To the best knowledge of GSCR, GSCR has not interfered with, infringed upon (without license to infringe), misappropriated or otherwise come into conflict with any Patent of any other Person. GSCR has not interfered with, infringed upon, misappropriated or otherwise come into conflict with any Intellectual Property Rights of any other Person. GSCR has not received any written charge, complaint, claim, demand or notice alleging any such interference, infringement, is appropriation or violation (including any claim that GSCR must license or refrain from using any Patents or Intellectual Property Rights of any other Person) which has not been settled or otherwise fully resolved. To the best knowledge of GSCR, no other Person has interfered with, infringed upon (without license to infringe), misappropriated or otherwise come into conflict with any Patents or Intellectual Property Rights of GSCR.

     (o) Employee Benefit Plans. There are no "employee pension benefit plans" (as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) or "employee welfare benefit plans" (as defined in Section 3(1) of ERISA) maintained, or contributed to, by GSCR for the benefit of any current or any former employees, officers or directors of GSCR.

                                   ARTICLE VII
                                    COVENANTS

     7.1 Covenants of the Company.

     (a) Conduct of Business. Between the date hereof and up to and including the Closing Date, the Company shall conduct its business only in the Ordinary Course of Business.

     (b) Further Assurances. Prior to the Closing Date, the Company shall use commercially reasonable efforts to:

          i. promptly comply with all filing requirements which federal, state or local law may impose on the Company, as the case may be, with respect to the Contemplated Transactions by this Agreement; and

          ii. take all actions necessary to be taken, make any filing and obtain any consent, authorization or approval of or exemption by any governmental authority, regulatory agency or any other third party (including without limitation, any landlord or lessor of the Company and any party to whom notification is required to be delivered or from whom any form of consent is required) which is required to be filed or obtained by the Company or CT Acquisition in connection with the Contemplated Transactions by this Agreement.

     7.2 Covenants of GSCT.

     (a) Conduct of Business. Between the date hereof and up to and including the Closing Date, GSCT shall conduct its business only in the Ordinary Course of Business.

     (b) Further Assurances. Prior to the Closing Date, with the cooperation of the Company where appropriate, GSCT shall:

          i. promptly comply with all filing requirements which federal, state or local law may impose on GSCT with respect to the Contemplated Transactions by this Agreement and cooperate with the Company regarding the same; and

          ii. take all actions necessary to be taken, make any filing and obtain any consent, authorization or approval of or exemption by any governmental authority, regulatory agency or any other third party (including without limitation, any landlord or lessor of GSCT and any party to whom notification is required to be delivered or from whom any form of consent is required) which is required to be filed or obtained by GSCT in connection with the Contemplated Transactions by this Agreement.

     (c) Actions by GSCT. GSCT shall take no action or enter into any agreements or arrangements outside the Ordinary Course of Business except as may be required by this Agreement.

     (d) Access to Additional Agreements and Information. Prior to the Closing Date, GSCT shall make available to the Company any and all agreements, contracts, documents, other instruments and personnel material of GSCT's business, including without limitation, those contracts to which GSCT is a party and those by which its business or any of GSCT's assets are bound.

     (e) Further Assurances. Prior to the Closing Date, with the cooperation of the Company where appropriate, GSCT shall use commercially reasonable efforts to:

          i. promptly comply with all filing requirements which federal, state or local law may impose on GSCT with respect to the Contemplated Transactions by this Agreement; and

          ii. take all actions necessary to be taken, make any filing and obtain any consent, authorization or approval of or exemption by any governmental authority, regulatory agency or any other third party (including without limitation, any landlord or lessor of GSCT and any party to whom notification is required to be delivered or from whom any form of consent is required) which is required to be filed or obtained by GSCT in connection with the Contemplated Transactions by this Agreement.

     7.3 Covenants of GSCR.

     (a) Conduct of Business. Between the date hereof and up to and including the Closing Date, GSCT shall conduct its business only in the Ordinary Course of Business.

     (b) Further Assurances. Prior to the Closing Date, with the cooperation of the Company where appropriate, GSCR shall:

          i. promptly comply with all filing requirements which federal, state or local law may impose on GSCR with respect to the Contemplated Transactions by this Agreement and cooperate with the Company regarding the same; and

          ii. take all actions necessary to be taken, make any filing and obtain any consent, authorization or approval of or exemption by any governmental authority, regulatory agency or any other third party (including without limitation, any landlord or lessor of GSCR and any party to whom notification is required to be delivered or from whom any form of consent is required) which is required to be filed or obtained by GSCR in connection with the Contemplated Transactions by this Agreement.

     (c) Actions by GSCR. GSCR shall take no action or enter into any agreements or arrangements outside the Ordinary Course of Business except as may be required by this Agreement.

     (d) Access to Additional Agreements and Information. Prior to the Closing Date, GSCR shall make available to the Company any and all agreements, contracts, documents, other instruments and personnel material of GSCR's business, including without limitation, those contracts to which GSCR is a party and those by which its business or any of GSCR's assets are bound.

     (e) Further Assurances. Prior to the Closing Date, with the cooperation of the Company where appropriate, GSCR shall use commercially reasonable efforts to:

          i. promptly comply with all filing requirements which federal, state or local law may impose on GSCR with respect to the Contemplated Transactions by this Agreement; and

          iii. take all actions necessary to be taken, make any filing and obtain any consent, authorization or approval of or exemption by any governmental authority, regulatory agency or any other third party (including without limitation, any landlord or lessor of GSCR and any party to whom notification is required to be delivered or from whom any form of consent is required) which is required to be filed or obtained by GSCR in connection with the Contemplated Transactions by this Agreement.

     7.4 Governmental Filings and Consents. The Company, CT Acquisition, CR Acquisition, GSCT and GSCR shall cooperate with one another in filing any necessary applications, reports or other documents with any federal or state agencies, authorities or bodies having jurisdiction with respect to the business of the Company, CT Acquisition, CR Acquisition, GSCT and/or GSCR and in seeking any necessary approval, consultation or prompt favorable action of, with or by any of such agencies, authorities or bodies.

                                  ARTICLE VIII
                                   CONDITIONS

     8.1 Conditions to Obligations of GSCT. The obligation of GSCT to consummate the Contemplated Transactions is subject to the fulfillment of each of the following conditions, any of which may be waived by GSCT in its sole discretion:

     (a) Shareholder Approval. The shareholders of GSCT shall have given approval to the Contemplated Transactions pursuant to Section 228 of the DGCL, and an information statement pursuant to SEC Schedule 14C shall have been filed with the SEC and mailed to the shareholders of GSCT, and twenty days shall have passed since the mailing date,

     (b) Copies of Resolutions. At the Closing (i) the Company shall have furnished GSCT with a certificate of its CEO or President, as the case may be, in the form of Exhibit 8.1(b-1) annexed hereto, certifying that attached thereto are copies of resolutions duly adopted by the board of directors of the Company authorizing the execution, delivery and performance of this Agreement and all other necessary or proper corporate action to enable the Company to comply with the terms of this Agreement and (ii) CT Acquisition shall have furnished GSCT with a certificate of its CEO or President, as the case may be, in the form of Exhibit 8.1(b-2) annexed hereto, certifying that attached thereto are copies of resolutions duly adopted by the board of directors of CT Acquisition authorizing the execution, delivery and performance of this Agreement and all other necessary or proper corporate action to enable CT Acquisition to comply with the terms of this Agreement.

     (c) Opinion of Company's Counsel. The Company shall have furnished to GSCT, at the Closing, an opinion of its legal counsel, dated as of the Closing Date, substantially in the form of Exhibit 8.1(b) annexed hereto.

     (d) Accuracy of Representations and Warranties; Performance of Covenants. Each of the representations and warranties of the Company and CT Acquisition set forth in this Agreement was true, correct and complete in all material respects when made (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true, correct and complete in all material respects as of such date) and shall also be true, correct and complete in all material respects at and as of the Closing Date (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true, correct and complete in all material respects as of such date), with the same force and effect as if made at and as of the Closing Date. The Company shall have performed and complied in all material respects with all agreements and covenants required by this Agreement to be performed by the Company and CT Acquisition at or prior to the Closing Date.

     (e) Delivery of Certificate. (A) The Company shall have delivered to GSCT a certificate, in the form of Exhibit 8.1(e-1) annexed hereto, dated the Closing Date, and signed by the CEO or President of the Company affirming that the representations and warranties as set forth in
          Section  6.1 were and are true,  correct  and  complete as required by
          Section 8.1(d) and (B) CT Acquisition shall have delivered to GSCT a certificate, in the form of Exhibit 8.1(e-2) annexed hereto, dated the Closing Date, and signed by the CEO or President of CT Acquisition affirming that the representations and warranties as set forth in
          Section  6.1 were and are true,  correct  and  complete as required by
          Section 6.1(d).

     (f) Consents and Waivers. At the Closing, any and all necessary consents, authorizations, orders or approvals shall have been obtained.

     (g) Litigation. On the Closing Date, there shall be no effective injunction, writ or preliminary restraining order or any order of any kind whatsoever with respect to the Company issued by a court or governmental agency (or other governmental or regulatory authority) of competent jurisdiction restraining or prohibiting the consummation of the Contemplated Transactions or making consummation thereof unduly burdensome to GSCT. On the Closing Date and immediately prior to consummation of the Contemplated Transactions, no proceeding or lawsuit shall have been commenced, be pending or have been threatened by any governmental or regulatory agency or authority or any other Person restraining or prohibiting the consummation of the Contemplated Transactions.

     (h) Delivery of Documents and Other Information. Prior to the Closing Date, the Company and CT Acquisition shall have made available or delivered to GSCT all of the agreements, contracts, documents and other instruments requested by GSCT.

     8.2 Conditions to Obligations of the Company and CT Acquisition. The obligations of the Company and CT Acquisition to consummate the Contemplated Transactions are subject to the fulfillment of each of the following conditions, any of which may be waived by the Company and CT Acquisition, in their sole discretion:

     (a) Copies of Resolutions. At the Closing, GSCT shall have furnished the Company with a certificate of its President, in the form of Exhibit 6.2(a) annexed hereto, certifying that attached thereto are (i) copies of resolutions duly adopted by the board of directors of GSCT authorizing the execution, delivery and performance of the terms of this Agreement and all other necessary or proper corporate action to enable GSCT to comply with the terms of this Agreement and (b) a copy of the resolution duly adopted by the shareholders of GSCT approving the Contemplated Transactions.

     (b) Opinion of GSCT's Counsel. GSCT shall have furnished to the Company, at the Closing, with an opinion of counsel to GSCT, dated as of the Closing Date, substantially in the form of Exhibit 8.2(b) annexed hereto.

     (c) Accuracy of Representations and Warranties; Performance of Covenants. Each of the representations and warranties of GSCT was true, correct and complete in all material respects when made (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true, correct and complete in all material respects as of such date) and shall also be true, correct and complete in all material respects at and as of the Closing Date (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true, correct and complete in all material respects as of such date), with the same force and effect as if made at and as of the Closing Date. GSCT shall have performed and complied in all material respects with all agreements and covenants required by this Agreement to be performed by GSCT at or prior to the Closing Date.

     (d) Delivery of Certificate. GSCT shall have delivered to the Company a certificate, in the form of Exhibit 8.2(d) annexed hereto, dated the Closing Date and signed by the CEO or President of GSCT, affirming that the representations and warranties of GSCT as set forth in
          Section 6.3 were and are true, correct and complete and GSCT's agreements and covenants have been performed as required by Section 6.2(c).

     (e) Consents and Waivers. On or prior to the Closing Date, any and all necessary consents, authorizations, orders or approvals shall have been obtained, except as the same shall have been waived by the Company.

     (f) Litigation. On the Closing Date, there shall be no effective injunction, writ or preliminary restraining order or any order of any kind whatsoever with respect to GSCT issued by a court or governmental agency (or other governmental or regulatory authority) of competent jurisdiction restraining or prohibiting the consummation of the Contemplated Transactions or making the consummation thereof unduly burdensome to the Company or GSCT. On the Closing Date, no proceeding or lawsuit shall have been commenced, threatened or be pending or by any governmental or regulatory agency or authority or any other person with respect to the Contemplated Transactions.

     (g) Delivery of Documents and Other Information. Prior to the Closing Date, GSCT shall have made available or delivered to the Company all of the agreements, contracts, documents and other instruments required to be delivered pursuant to the provisions of this Agreement.

     8.3 Conditions to Obligations of GSCR. The obligation of GSCR to consummate the Contemplated Transactions is subject to the fulfillment of each of the following conditions, any of which may be waived by GSCR in its sole discretion:

     (a) Shareholder Approval. The shareholders of GSCR shall have given approval to the Contemplated Transactions pursuant to Section 228 of the DGCL, and an information statement pursuant to SEC Schedule 14C shall have been filed with the SEC and mailed to the shareholders of GSCR, and twenty days shall have passed since the mailing date,

     (b) Copies of Resolutions. At the Closing (i) the Company shall have furnished GSCR with a certificate of its CEO or President, as the case may be, in the form of Exhibit 8.3(b-1) annexed hereto, certifying that attached thereto are copies of resolutions duly adopted by the board of directors of the Company authorizing the execution, delivery and performance of this Agreement and all other necessary or proper corporate action to enable the Company to comply with the terms of this Agreement and (ii) CT Acquisition shall have furnished GSCR with a certificate of its CEO or President, as the case may be, in the form of Exhibit 8.3(b-2) annexed hereto, certifying that attached thereto are copies of resolutions duly adopted by the board of directors of CR Acquisition authorizing the execution, delivery and performance of this Agreement and all other necessary or proper corporate action to enable CR Acquisition to comply with the terms of this Agreement.

     (c) Opinion of Company's Counsel. The Company shall have furnished to GSCR, at the Closing, an opinion of its legal counsel, dated as of the Closing Date, substantially in the form of Exhibit 8.3(b) annexed hereto.

     (d) Accuracy of Representations and Warranties; Performance of Covenants. Each of the representations and warranties of the Company and CR Acquisition set forth in this Agreement was true, correct and complete in all material respects when made (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true, correct and complete in all material respects as of such date) and shall also be true, correct and complete in all material respects at and as of the Closing Date (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true, correct and complete in all material respects as of such date), with the same force and effect as if made at and as of the Closing Date. The Company shall have performed and complied in all material respects with all agreements and covenants required by this Agreement to be performed by the Company and CR Acquisition at or prior to the Closing Date.

     (e) Delivery of Certificate. (A) The Company shall have delivered to GSCR a certificate, in the form of Exhibit 8.3(e-1) annexed hereto, dated the Closing Date, and signed by the CEO or President of the Company affirming that the representations and warranties as set forth in
          Section  4.1 were and are true,  correct  and  complete as required by
          Section 8.3(d) and (B) CR Acquisition shall have delivered to GSCR a certificate, in the form of Exhibit 8.3(e-2) annexed hereto, dated the Closing Date, and signed by the CEO or President of CR Acquisition affirming that the representations and warranties as set forth in
          Section  4.1 were and are true,  correct  and  complete as required by
          Section 8.3(d).

     (f) Consents and Waivers. At the Closing, any and all necessary consents, authorizations, orders or approvals shall have been obtained.

     (g) Litigation. On the Closing Date, there shall be no effective injunction, writ or preliminary restraining order or any order of any kind whatsoever with respect to the Company issued by a court or governmental agency (or other governmental or regulatory authority) of competent jurisdiction restraining or prohibiting the consummation of the Contemplated Transactions or making consummation thereof unduly burdensome to GSCR. On the Closing Date and immediately prior to consummation of the Contemplated Transactions, no proceeding or lawsuit shall have been commenced, be pending or have been threatened by any governmental or regulatory agency or authority or any other Person restraining or prohibiting the consummation of the Contemplated Transactions.

     (h) Delivery of Documents and Other Information. Prior to the Closing Date, the Company and CR Acquisition shall have made available or delivered to GSCR all of the agreements, contracts, documents and other instruments requested by GSCR.

     8.4 Conditions to Obligations of the Company and CR Acquisition. The obligations of the Company and CR Acquisition to consummate the Contemplated Transactions are subject to the fulfillment of each of the following conditions, any of which may be waived by the Company and CR Acquisition, in their sole discretion:

     (a) Copies of Resolutions. At the Closing, GSCR shall have furnished the Company with a certificate of its President, in the form of Exhibit 6.2(a) annexed hereto, certifying that attached thereto are (i) copies of resolutions duly adopted by the board of directors of GSCR authorizing the execution, delivery and performance of the terms of this Agreement and all other necessary or proper corporate action to enable GSCR to comply with the terms of this Agreement and (b) a copy of the resolution duly adopted by the shareholders of GSCR approving the Contemplated Transactions.

     (b) Opinion of GSCR's Counsel. GSCR shall have furnished to the Company, at the Closing, with an opinion of counsel to GSCR, dated as of the Closing Date, substantially in the form of Exhibit 8.4(b) annexed hereto.

     (c) Accuracy of Representations and Warranties; Performance of Covenants. Each of the representations and warranties of GSCR was true, correct and complete in all material respects when made (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true, correct and complete in all material respects as of such date) and shall also be true, correct and complete in all material respects at and as of the Closing Date (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true, correct and complete in all material respects as of such date), with the same force and effect as if made at and as of the Closing Date. GSCR shall have performed and complied in all material respects with all agreements and covenants required by this Agreement to be performed by GSCR at or prior to the Closing Date.

     (d) Delivery of Certificate. GSCR shall have delivered to the Company a certificate, in the form of Exhibit 8.4(d) annexed hereto, dated the Closing Date and signed by the CEO or President of GSCR, affirming that the representations and warranties of GSCR as set forth in
          Section 8.3 were and are true, correct and complete and GSCR's agreements and covenants have been performed as required by Section 8.4(c).

     (e) Consents and Waivers. On or prior to the Closing Date, any and all necessary consents, authorizations, orders or approvals shall have been obtained, except as the same shall have been waived by the Company.

     (f) Litigation. On the Closing Date, there shall be no effective injunction, writ or preliminary restraining order or any order of any kind whatsoever with respect to GSCR issued by a court or governmental agency (or other governmental or regulatory authority) of competent jurisdiction restraining or prohibiting the consummation of the Contemplated Transactions or making the consummation thereof unduly burdensome to the Company or GSCR. On the Closing Date, no proceeding or lawsuit shall have been commenced, threatened or be pending or by any governmental or regulatory agency or authority or any other person with respect to the Contemplated Transactions.

     (g) Delivery of Documents and Other Information. Prior to the Closing Date, GSCR shall have made available or delivered to the Company all of the agreements, contracts, documents and other instruments required to be delivered pursuant to the provisions of this Agreement.



                                   ARTICLE IX
                                   TERMINATION

     9.1 Termination by Mutual Agreement. This Agreement may be terminated at any time by mutual consent of the parties hereto, provided that such consent to terminate is in writing and is signed by each of the parties hereto.

                                    ARTICLE X
                                   DEFINITIONS

     The following terms, which are capitalized in this Agreement, shall have the meanings set forth below for the purpose of this Agreement.

     "Applicable Contract" means any Contract (a) to which the Company is a party and under which the Company has or may acquire any material rights, (b) under which the Company or GSCT or GSCR, as the case may be, is a party and has or may become subject to any material obligation or material liability or (c) by which the Company or GSCT or GSCR, as the case may be, or any of the material assets owned or used by it is or may become bound.

     "Contemplated Transactions" means all of the transactions contemplated by this Agreement, including, without limitation:

     (1)  the Merger; and

     (2) the performance by the parties of their respective covenants and obligations under this Agreement.

     "Environmental Laws" means all applicable federal, state, local or foreign laws, rules and regulations, orders, decrees, judgments, permits, filings and licenses relating (i) to protection and clean-up of the environment and activities or conditions related thereto, including those relating to the generation, handling, disposal, transportation or release of hazardous substances and (ii) the health or safety of employees in the workplace environment, all as amended from time to time, and shall also include any common law theory based on nuisance, trespass, negligence or other tortious conduct.

     "ERISA" means the Employee Retirement Income Security Act of 1974 or any successor law, and regulations and rules issued pursuant to such law or any successor law.

     "GAAP" means generally accepted accounting principles in the United States, applied on a consistent basis.

     "Law" means all applicable laws, statutes, ordinances, rules, regulations, orders, writs, injunctions, judgments or decrees entered, enacted, promulgated, enforced or issued by any court or other governmental or regulatory authority, domestic or foreign.

     "Legal Requirement" means any federal, state, local, municipal, foreign, international, multinational or other administrative law, ordinance, principle of common law, regulation, statute, treaty, court or arbitrator.

     "Material Adverse Effect" means a material adverse effect upon the business or financial condition of the Company (when used in Section 4.1), or GSCT (when used in Section 6.2), or GSCR (when used in Section 6.3), taken as a whole with any subsidiaries.

     "Order" means any award,  decision,  injunction,  judgment,  order, ruling,
subpoena  or  verdict   entered,   issued,   made  or  rendered  by  any  court,
administrative agency or other governmental body or by any arbitrator.

     "Ordinary Course of Business" means an action taken by a Person where:

     (1) such action is consistent with the past practices of such Person and is taken in the ordinary course of the normal day-to-day operations of such Person;

     (2) such action is not required to be authorized by the board of directors of such Person (or by any Person or group of Persons exercising similar authority); and

     (3) such action is similar in nature and magnitude to actions customarily taken, without any authorization by the board of directors (or by any Person or group of Persons exercising similar authority), in the ordinary course of the normal day-to-day operations of other Persons that are in the same line of business as such Person.

     "Organizational   Documents"   means  the   articles  or   certificate   of
incorporation and the by-laws of a corporation and any amendment thereto.

     "Person" means any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union or other entity or governmental body.

     "Proceeding" means any action, arbitration, audit, hearing, investigation, litigation or suit (whether civil, criminal, administrative, investigative or informal) commenced, brought, conducted or heard by or before, or otherwise involving, any governmental body or arbitrator.

     "SEC" means the United States Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended.

                                   ARTICLE XI
                                  MISCELLANEOUS

     11.1 Fees and Expenses. Except as otherwise provided in this Agreement, each party hereto will bear its own legal, accounting and other fees and expenses incident to the Contemplated Transactions herein. Any fees and expenses required to be paid by any party hereunder shall be limited to reasonable and necessary fees and expenses

     11.2 Modification, Amendments and Waiver. The parties hereto may amend, modify or otherwise waive any provision of this Agreement by mutual consent, provided that such consent and any amendment, modification or waiver is in writing and is signed by each of the parties hereto.

     11.3 Assignment. Neither the Company nor GSCT nor GSCR shall have the authority to assign its respective rights or obligations under this Agreement.

     11.4 Successors. This Agreement shall be binding upon and, to the extent permitted in this Agreement, shall inure to the benefit of the parties and their respective successors and permitted assigns.

     11.5 Entire Agreement. This Agreement and the exhibits, schedules and other documents referred to herein contain the entire agreement among the parties hereto with respect to the Contemplated Transactions and supersede all prior agreements with respect thereto, whether written or oral.

     11.6 Governing Law. This Agreement and the exhibits hereto shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflicts or choice of laws thereof. Any action to enforce the terms of this Agreement or any of its exhibits shall be brought exclusively in the state and/or federal courts situated in the County and State of New York. Service of process in any action by either party to enforce the terms of this Agreement may be made by serving a copy of the summons and complaint, in addition to any other relevant documents, by commercial overnight courier to the other party at its principal address set forth in this Agreement.

     11.7 Notices. Any notice, request, demand, waiver, consent, approval, or other communication which is required or permitted to be given to any party hereunder shall be in writing and shall be deemed given only if delivered to the party personally or sent to the party by facsimile upon electronic confirmation of receipt (promptly followed by a hard-copy delivered in accordance with this Section 9.7) or three days after being mailed by registered or certified mail (return receipt requested), with postage and registration or certification fees thereon prepaid, or if sent by nationally recognized overnight courier, one day after being mailed, addressed to the party at its address or to such other persons or addresses as may be designated in writing by the party to receive such notice. If mailed as aforesaid, the day of mailing or transmission shall be the date any such notice shall be deemed to have been delivered.

     11.8 Rights Cumulative. All rights, powers and privileges conferred hereunder upon the parties, unless otherwise provided, shall be cumulative and shall not be restricted to those given by law. Failure to exercise any power given any party hereunder or to insist upon strict compliance by any other party shall not constitute a waiver of any party's right to demand exact compliance with any of the terms or provisions hereof.

     11.9 Severability of Provisions. The provisions of this Agreement shall be considered severable in the event that any of such provisions are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable. Such invalid, void or otherwise unenforceable provisions shall be automatically replaced by other provisions which are valid and enforceable and which are as similar as possible in term and intent to those provisions deemed to be invalid, void or otherwise unenforceable and the remaining provisions hereof shall remain enforceable to the fullest extent permitted by law.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement or have caused this Agreement to be executed and delivered on the date and year first above written.


                            GREENSHIFT CORPORATION


                            By: /s/  Kevin Kreisler
                                ------------------------------------
                                     Kevin Kreisler
                                     Chairman and Chief Executive Officer


                            GS CLEANTECH CORPORATION


                            By: /s/  Kevin Kreisler
                                -------------------------------------
                                     Kevin Kreisler
                                     Chairman


                            GS CARBON CORPORATIONPHIC OMITTED]


                            By: /s/ Kevin Kreisler
                                -------------------------------------
                                    Kevin Kreisler
                                    Chairman and Chief Executive Officer